METROPOLITAN TOWER LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Bryan Boudreau

Director

KNOW ALL MEN BY THESE PRESENTS, that I, Bryan Boudreau, Director of Metropolitan Tower Life Insurance Company, a Nebraska company, do hereby constitute and appoint Heather Harker, Robin Wagner and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6 and S-6, as the case may be (the “Registration Statements”) and any and all amendments thereto filed by Metropolitan Tower Life Insurance Company under the Securities Act of 1933 and the Investment Company Act of 1940 pertaining to:

•	General American Separate Account Two (SEC File No. 811-02162)

File No. 333-224515 Individual Variable Annuity,

•	General American Separate Account Eleven (SEC File No. 811-04901)

File No. 333-224524 Flexible Premium VUL 95,

File No. 333-224525 Variable General Select Plus and Russell Select VUL,

File No. 333-224526 Flexible Premium VUL100,

File No. 333-224527 Flexible Premium VUL 98/00,

File No. 333-524528 Joint and Last Survivor VUL 98,

File No. 333-224529 Executive Benefit,

File No. 333-224513 American Vision Series VUL 2002,

File No. 333-224512 Destiny,

•	General American Separate Account Twenty-Eight (SEC File No. 811-07248)

File No. 333-224517 Variable Annuity,

•	General American Separate Account Twenty-Nine (SEC File No. 811-07252)

File No. 333-224519 Variable Annuity,

•	Metropolitan Tower Separate Account One (SEC File No. 811-03617)

File No. 002-80749 Scheduled Premium Variable Life

•	Metropolitan Tower Separate Account Two (SEC File No. 811-04189)

File No. 033-12302 Single Premium Multifunded Life

File No. 002-95019 Flexible Premium Multifunded Life

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

And Furthermore,

I, Bryan Boudreau, do hereby constitute and appoint Heather Harker, Robin Wagner and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the post-effective amendments to existing registration statements to be filed on Forms N-4, N-6 and S-6, as the case may be (the “Amendments”), by Metropolitan Tower Life Insurance Company as “Guarantor,” with such Amendments being filed by Metropolitan Life Insurance Company or a prior affiliate of Metropolitan Tower Life Insurance Company and Metropolitan Life Insurance Company, Brighthouse Life Insurance Company of NY, under the Securities Act of 1933 and the Investment Company Act of 1940 (as applicable), and any of all amendments thereto as the guarantor of certain insurance contracts registered on the following existing registration statements:

•	Brighthouse Variable Annuity Account B

File No. 033-74174 First COVA VA, Custom Select, Russell Select and Class VA,

  Class AA and Class B,

File No. 333-96777 Class XC,

File No. 333-96785 Class L and Class L – 4 Year,

•	Paragon Separate Account A (SEC File No. 811-05382)

File No. 333-133674 AFIS,

File No. 333-133699 Group America Plus,

•	MLIC Paragon Separate Account B (SEC File No. 811-07534)

File No. 333-133671 Deutsche (DWS) C, Multi Manager C, Met Flex GVUL C, Morgan

  Stanley product, Putnam product, MFS product and Multi Manager III (Aon),

File No. 333-133675 Deutsche (DWS) D, Multi Manager D, Met Flex GVUL D and Multi Manager II,

•	MLIC Paragon Separate Account C (SEC File No. 811-07982)

File No. 333-133673 Fidelity C,

File No. 333-133678 Fidelity D,

•	MLIC Paragon Separate Account D (SEC File No. 811-08385)

File No. 333-133672 Individual Variable Life,

File No. 333-133698 Joint and Last Survivor Variable Life,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of April, 2021.

/s/ Bryan Boudreau

Bryan Boudreau

METROPOLITAN TOWER LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Kevin Mackay

Director

KNOW ALL MEN BY THESE PRESENTS, that I, Kevin Mackay, Director of Metropolitan Tower Life Insurance Company, a Nebraska company, do hereby constitute and appoint Heather Harker, Robin Wagner and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6 and S-6, as the case may be (the “Registration Statements”) and any and all amendments thereto filed by Metropolitan Tower Life Insurance Company under the Securities Act of 1933 and the Investment Company Act of 1940 pertaining to:

•	General American Separate Account Two (SEC File No. 811-02162) File No. 333-224515 Individual Variable Annuity,

•	General American Separate Account Eleven (SEC File No. 811-04901)

File No. 333-224524 Flexible Premium VUL 95,

File No. 333-224525 Variable General Select Plus and Russell Select VUL,

File No. 333-224526 Flexible Premium VUL100,

File No. 333-224527 Flexible Premium VUL 98/00,

File No. 333-524528 Joint and Last Survivor VUL 98,

File No. 333-224529 Executive Benefit,

File No. 333-224513 American Vision Series VUL 2002,

File No. 333-224512 Destiny,

•	General American Separate Account Twenty-Eight (SEC File No. 811-07248) File No. 333-224517 Variable Annuity,

•	General American Separate Account Twenty-Nine (SEC File No. 811-07252) File No. 333-224519 Variable Annuity,

•	Metropolitan Tower Separate Account One (SEC File No. 811-03617) File No. 002-80749 Scheduled Premium Variable Life

•	Metropolitan Tower Separate Account Two (SEC File No. 811-04189)

File No. 033-12302 Single Premium Multifunded Life

File No. 002-95019 Flexible Premium Multifunded Life

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

And Furthermore,

I, Kevin Mackay, do hereby constitute and appoint Heather Harker, Robin Wagner and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the post-effective amendments to existing registration statements to be filed on Forms N-4, N-6 and S-6, as the case may be (the “Amendments”), by Metropolitan Tower Life Insurance Company as “Guarantor,” with such Amendments being filed by Metropolitan Life Insurance Company or a prior affiliate of Metropolitan Tower Life Insurance Company and Metropolitan Life Insurance Company, Brighthouse Life Insurance Company of NY, under the Securities Act of 1933 and the Investment Company Act of 1940 (as applicable), and any of all amendments thereto as the guarantor of certain insurance contracts registered on the following existing registration statements:

•	Brighthouse Variable Annuity Account B

File No. 033-74174 First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B,

File No. 333-96777 Class XC,

File No. 333-96785 Class L and Class L – 4 Year,

•	Paragon Separate Account A (SEC File No. 811-05382) File No. 333-133674 AFIS,

File No. 333-133699 Group America Plus,

•	MLIC Paragon Separate Account B (SEC File No. 811-07534)

File No. 333-133671 Deutsche (DWS) C, Multi Manager C, Met Flex GVUL C, Morgan Stanley product, Putnam product, MFS product and Multi Manager III (Aon),

File No. 333-133675 Deutsche (DWS) D, Multi Manager D, Met Flex GVUL D and Multi Manager II,

•	MLIC Paragon Separate Account C (SEC File No. 811-07982)

File No. 333-133673 Fidelity C,

File No. 333-133678 Fidelity D,

•	MLIC Paragon Separate Account D (SEC File No. 811-08385)

File No. 333-133672 Individual Variable Life,

File No. 333-133698 Joint and Last Survivor Variable Life,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of October, 2020.

/s/ Kevin Mackay
Kevin Mackay

METROPOLITAN TOWER LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Charles Scully

Executive Vice President, Executive Investment Officer

and Director

KNOW ALL MEN BY THESE PRESENTS, that I, Charles Scully, Executive Vice President, Executive Investment Officer and Director of Metropolitan Tower Life Insurance Company, a Nebraska company, do hereby constitute and appoint Heather Harker, Robin Wagner and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6 and S-6, as the case may be (the “Registration Statements”) and any and all amendments thereto filed by Metropolitan Tower Life Insurance Company under the Securities Act of 1933 and the Investment Company Act of 1940 pertaining to:

•	General American Separate Account Two (SEC File No. 811-02162)

File No. 333-224515 Individual Variable Annuity,

•	General American Separate Account Eleven (SEC File No. 811-04901)

File No. 333-224524 Flexible Premium VUL 95,

File No. 333-224525 Variable General Select Plus and Russell Select VUL,

File No. 333-224526 Flexible Premium VUL100,

File No. 333-224527 Flexible Premium VUL 98/00,

File No. 333-524528 Joint and Last Survivor VUL 98,

File No. 333-224529 Executive Benefit,

File No. 333-224513 American Vision Series VUL 2002,

File No. 333-224512 Destiny,

•	General American Separate Account Twenty-Eight (SEC File No. 811-07248)

File No. 333-224517 Variable Annuity,

•	General American Separate Account Twenty-Nine (SEC File No. 811-07252)

File No. 333-224519 Variable Annuity,

•	Metropolitan Tower Separate Account One (SEC File No. 811-03617)

File No. 002-80749 Scheduled Premium Variable Life

•	Metropolitan Tower Separate Account Two (SEC File No. 811-04189)

File No. 033-12302 Single Premium Multifunded Life

File No. 002-95019 Flexible Premium Multifunded Life

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

And Furthermore,

I, Charles Scully, do hereby constitute and appoint Heather Harker, Robin Wagner and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the post-effective amendments to existing registration statements to be filed on Forms N-4, N-6 and S-6, as the case may be (the “Amendments”), by Metropolitan Tower Life Insurance Company as “Guarantor,” with such Amendments being filed by Metropolitan Life Insurance Company or a prior affiliate of Metropolitan Tower Life Insurance Company and Metropolitan Life Insurance Company, Brighthouse Life Insurance Company of NY, under the Securities Act of 1933 and the Investment Company Act of 1940 (as applicable), and any of all amendments thereto as the guarantor of certain insurance contracts registered on the following existing registration statements:

•	Brighthouse Variable Annuity Account B

File No. 033-74174 First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B,

File No. 333-96777 Class XC,

File No. 333-96785 Class L and Class L – 4 Year,

•	Paragon Separate Account A (SEC File No. 811-05382)

File No. 333-133674 AFIS,

File No. 333-133699 Group America Plus,

•	MLIC Paragon Separate Account B (SEC File No. 811-07534)

File No. 333-133671 Deutsche (DWS) C, Multi Manager C, Met Flex GVUL C, Morgan Stanley product, Putnam product, MFS product and Multi Manager III (Aon),

File No. 333-133675 Deutsche (DWS) D, Multi Manager D, Met Flex GVUL D and Multi Manager II,

•	MLIC Paragon Separate Account C (SEC File No. 811-07982)

File No. 333-133673 Fidelity C,

File No. 333-133678 Fidelity D,

•	MLIC Paragon Separate Account D (SEC File No. 811-08385)

File No. 333-133672 Individual Variable Life,

File No. 333-133698 Joint and Last Survivor Variable Life,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of November, 2020.

/s/ Charles Scully
Charles Scully

METROPOLITAN TOWER LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Rebecca Tadikonda

Director

KNOW ALL MEN BY THESE PRESENTS, that I, Rebecca Tadikonda, Director of Metropolitan Tower Life Insurance Company, a Nebraska company, do hereby constitute and appoint Heather Harker, Robin Wagner and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6 and S-6, as the case may be (the “Registration Statements”) and any and all amendments thereto filed by Metropolitan Tower Life Insurance Company under the Securities Act of 1933 and the Investment Company Act of 1940 pertaining to:

•	General American Separate Account Two (SEC File No. 811-02162)

File No. 333-224515 Individual Variable Annuity,

•	General American Separate Account Eleven (SEC File No. 811-04901)

File No. 333-224524 Flexible Premium VUL 95,

File No. 333-224525 Variable General Select Plus and Russell Select VUL,

File No. 333-224526 Flexible Premium VUL100,

File No. 333-224527 Flexible Premium VUL 98/00,

File No. 333-524528 Joint and Last Survivor VUL 98,

File No. 333-224529 Executive Benefit,

File No. 333-224513 American Vision Series VUL 2002,

File No. 333-224512 Destiny,

•	General American Separate Account Twenty-Eight (SEC File No. 811-07248)

File No. 333-224517 Variable Annuity,

•	General American Separate Account Twenty-Nine (SEC File No. 811-07252)

File No. 333-224519 Variable Annuity,

•	Metropolitan Tower Separate Account One (SEC File No. 811-03617)

File No. 002-80749 Scheduled Premium Variable Life

•	Metropolitan Tower Separate Account Two (SEC File No. 811-04189)

File No. 033-12302 Single Premium Multifunded Life

File No. 002-95019 Flexible Premium Multifunded Life

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

And Furthermore,

I, Rebecca Tadikonda, do hereby constitute and appoint Heather Harker, Robin Wagner and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the post-effective amendments to existing registration statements to be filed on Forms N-4, N-6 and S-6, as the case may be (the “Amendments”), by Metropolitan Tower Life Insurance Company as “Guarantor,” with such Amendments being filed by Metropolitan Life Insurance Company or a prior affiliate of Metropolitan Tower Life Insurance Company and Metropolitan Life Insurance Company, Brighthouse Life Insurance Company of NY, under the Securities Act of 1933 and the Investment Company Act of 1940 (as applicable), and any of all amendments thereto as the guarantor of certain insurance contracts registered on the following existing registration statements:

•	Brighthouse Variable Annuity Account B

File No. 033-74174 First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B,

File No. 333-96777 Class XC,

File No. 333-96785 Class L and Class L – 4 Year,

•	Paragon Separate Account A (SEC File No. 811-05382)

File No. 333-133674 AFIS,

File No. 333-133699 Group America Plus,

•	MLIC Paragon Separate Account B (SEC File No. 811-07534)

File No. 333-133671 Deutsche (DWS) C, Multi Manager C, Met Flex GVUL C, Morgan Stanley product, Putnam product, MFS product and Multi Manager III (Aon),

File No. 333-133675 Deutsche (DWS) D, Multi Manager D, Met Flex GVUL D and Multi Manager II,

•	MLIC Paragon Separate Account C (SEC File No. 811-07982)

File No. 333-133673 Fidelity C,

File No. 333-133678 Fidelity D,

•	MLIC Paragon Separate Account D (SEC File No. 811-08385)

File No. 333-133672 Individual Variable Life,

File No. 333-133698 Joint and Last Survivor Variable Life,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of October, 2020.

/s/ Rebecca Tadikonda
Rebecca Tadikonda

METROPOLITAN TOWER LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Graham Scott Cox

President, Presiding Officer of the Board and Director

KNOW ALL MEN BY THESE PRESENTS, that I, Graham Scott Cox, President, Presiding Officer of the Board and Director of Metropolitan Tower Life Insurance Company, a Nebraska company, do hereby constitute and appoint Heather Harker, Robin Wagner and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6 and S-6, as the case may be (the “Registration Statements”) and any and all amendments thereto filed by Metropolitan Tower Life Insurance Company under the Securities Act of 1933 and the Investment Company Act of 1940 pertaining to:

•	General American Separate Account Two (SEC File No. 811-02162)

File No. 333-224515 Individual Variable Annuity,

•	General American Separate Account Eleven (SEC File No. 811-04901)

File No. 333-224524 Flexible Premium VUL 95,

File No. 333-224525 Variable General Select Plus and Russell Select VUL,

File No. 333-224526 Flexible Premium VUL100,

File No. 333-224527 Flexible Premium VUL 98/00,

File No. 333-524528 Joint and Last Survivor VUL 98,

File No. 333-224529 Executive Benefit,

File No. 333-224513 American Vision Series VUL 2002,

File No. 333-224512 Destiny,

•	General American Separate Account Twenty-Eight (SEC File No. 811-07248)

File No. 333-224517 Variable Annuity,

•	General American Separate Account Twenty-Nine (SEC File No. 811-07252)

File No. 333-224519 Variable Annuity,

•	Metropolitan Tower Separate Account One (SEC File No. 811-03617)

File No. 002-80749 Scheduled Premium Variable Life

•	Metropolitan Tower Separate Account Two (SEC File No. 811-04189)

File No. 033-12302 Single Premium Multifunded Life

File No. 002-95019 Flexible Premium Multifunded Life

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

And Furthermore,

I, Graham Scott Cox, do hereby constitute and appoint Heather Harker, Robin Wagner and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the post-effective amendments to existing registration statements to be filed on Forms N-4, N-6 and S-6, as the case may be (the “Amendments”), by Metropolitan Tower Life Insurance Company as “Guarantor,” with such Amendments being filed by Metropolitan Life Insurance Company or a prior affiliate of Metropolitan Tower Life Insurance Company and Metropolitan Life Insurance Company, Brighthouse Life Insurance Company of NY, under the Securities Act of 1933 and the Investment Company Act of 1940 (as applicable), and any of all amendments thereto as the guarantor of certain insurance contracts registered on the following existing registration statements:

•	Brighthouse Variable Annuity Account B

File No. 033-74174 First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B,

File No. 333-96777 Class XC,

File No. 333-96785 Class L and Class L – 4 Year,

•	Paragon Separate Account A (SEC File No. 811-05382)

File No. 333-133674 AFIS,

File No. 333-133699 Group America Plus,

•	MLIC Paragon Separate Account B (SEC File No. 811-07534)

File No. 333-133671 Deutsche (DWS) C, Multi Manager C, Met Flex GVUL C, Morgan Stanley product, Putnam product, MFS product and Multi Manager III (Aon),

File No. 333-133675 Deutsche (DWS) D, Multi Manager D, Met Flex GVUL D and Multi Manager II,

•	MLIC Paragon Separate Account C (SEC File No. 811-07982)

File No. 333-133673 Fidelity C,

File No. 333-133678 Fidelity D,

•	MLIC Paragon Separate Account D (SEC File No. 811-08385)

File No. 333-133672 Individual Variable Life,

File No. 333-133698 Joint and Last Survivor Variable Life,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 16 day of March, 2020.

/s/ Graham Scott Cox
Graham Scott Cox

METROPOLITAN TOWER LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Michael Borowski

Director

KNOW ALL MEN BY THESE PRESENTS, that I, Michael Borowski, Director of Metropolitan Tower Life Insurance Company, a Nebraska company, do hereby constitute and appoint Heather Harker, Robin Wagner and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6 and S-6, as the case may be (the “Registration Statements”) and any and all amendments thereto filed by Metropolitan Tower Life Insurance Company under the Securities Act of 1933 and the Investment Company Act of 1940 pertaining to:

•	General American Separate Account Two (SEC File No. 811-02162)

File No. 333-224515 Individual Variable Annuity,

•	General American Separate Account Eleven (SEC File No. 811-04901)

File No. 333-224524 Flexible Premium VUL 95,

File No. 333-224525 Variable General Select Plus and Russell Select VUL,

File No. 333-224526 Flexible Premium VUL100,

File No. 333-224527 Flexible Premium VUL 98/00,

File No. 333-524528 Joint and Last Survivor VUL 98,

File No. 333-224529 Executive Benefit,

File No. 333-224513 American Vision Series VUL 2002,

File No. 333-224512 Destiny,

•	General American Separate Account Twenty-Eight (SEC File No. 811-07248)

File No. 333-224517 Variable Annuity,

•	General American Separate Account Twenty-Nine (SEC File No. 811-07252)

File No. 333-224519 Variable Annuity,

•	Metropolitan Tower Separate Account One (SEC File No. 811-03617)

File No. 002-80749 Scheduled Premium Variable Life

•	Metropolitan Tower Separate Account Two (SEC File No. 811-04189)

File No. 033-12302 Single Premium Multifunded Life

File No. 002-95019 Flexible Premium Multifunded Life

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

And Furthermore,

I, Michael Borowski, do hereby constitute and appoint Heather Harker, Robin Wagner and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the post-effective amendments to existing registration statements to be filed on Forms N-4, N-6 and S-6, as the case may be (the “Amendments”), by Metropolitan Tower Life Insurance Company as “Guarantor,” with such Amendments being filed by Metropolitan Life Insurance Company or a prior affiliate of Metropolitan Tower Life Insurance Company and Metropolitan Life Insurance Company, Brighthouse Life Insurance Company of NY, under the Securities Act of 1933 and the Investment Company Act of 1940 (as applicable), and any of all amendments thereto as the guarantor of certain insurance contracts registered on the following existing registration statements:

•	Brighthouse Variable Annuity Account B

File No. 033-74174 First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B,

File No. 333-96777 Class XC,

File No. 333-96785 Class L and Class L – 4 Year,

•	Paragon Separate Account A (SEC File No. 811-05382)

File No. 333-133674 AFIS,

File No. 333-133699 Group America Plus,

•	MLIC Paragon Separate Account B (SEC File No. 811-07534)

File No. 333-133671 Deutsche (DWS) C, Multi Manager C, Met Flex GVUL C, Morgan Stanley product, Putnam product, MFS product and Multi Manager III (Aon),

File No. 333-133675 Deutsche (DWS) D, Multi Manager D, Met Flex GVUL D and Multi Manager II,

•	MLIC Paragon Separate Account C (SEC File No. 811-07982)

File No. 333-133673 Fidelity C,

File No. 333-133678 Fidelity D,

•	MLIC Paragon Separate Account D (SEC File No. 811-08385)

File No. 333-133672 Individual Variable Life,

File No. 333-133698 Joint and Last Survivor Variable Life,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 14 day of March, 2020.

/s/ Michael Borowski
Michael Borowski

METROPOLITAN TOWER LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Michael Sakoulas

Senior Vice President and Chief Financial Officer

KNOW ALL MEN BY THESE PRESENTS, that I, Michael Sakoulas, Senior Vice President and Chief Financial Officer of Metropolitan Tower Life Insurance Company, a Nebraska company, do hereby constitute and appoint Heather Harker, Robin Wagner and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6 and S-6, as the case may be (the “Registration Statements”) and any and all amendments thereto filed by Metropolitan Tower Life Insurance Company under the Securities Act of 1933 and the Investment Company Act of 1940 pertaining to:

•	General American Separate Account Two (SEC File No. 811-02162)

File No. 333-224515 Individual Variable Annuity,

•	General American Separate Account Eleven (SEC File No. 811-04901)

File No. 333-224524 Flexible Premium VUL 95,

File No. 333-224525 Variable General Select Plus and Russell Select VUL,

File No. 333-224526 Flexible Premium VUL100,

File No. 333-224527 Flexible Premium VUL 98/00,

File No. 333-524528 Joint and Last Survivor VUL 98,

File No. 333-224529 Executive Benefit,

File No. 333-224513 American Vision Series VUL 2002,

File No. 333-224512 Destiny,

•	General American Separate Account Twenty-Eight (SEC File No. 811-07248)

File No. 333-224517 Variable Annuity,

•	General American Separate Account Twenty-Nine (SEC File No. 811-07252)

File No. 333-224519 Variable Annuity,

•	Metropolitan Tower Separate Account One (SEC File No. 811-03617)

File No. 002-80749 Scheduled Premium Variable Life

•	Metropolitan Tower Separate Account Two (SEC File No. 811-04189)

File No. 033-12302 Single Premium Multifunded Life

File No. 002-95019 Flexible Premium Multifunded Life

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

And Furthermore,

I, Michael Sakoulas, do hereby constitute and appoint Heather Harker, Robin Wagner and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the post-effective amendments to existing registration statements to be filed on Forms N-4, N-6 and S-6, as the case may be (the “Amendments”), by Metropolitan Tower Life Insurance Company as “Guarantor,” with such Amendments being filed by Metropolitan Life Insurance Company or a prior affiliate of Metropolitan Tower Life Insurance Company and Metropolitan Life Insurance Company, Brighthouse Life Insurance Company of NY, under the Securities Act of 1933 and the Investment Company Act of 1940 (as applicable), and any of all amendments thereto as the guarantor of certain insurance contracts registered on the following existing registration statements:

•	Brighthouse Variable Annuity Account B

File No. 033-74174 First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B,

File No. 333-96777 Class XC,

File No. 333-96785 Class L and Class L – 4 Year,

•	Paragon Separate Account A (SEC File No. 811-05382)

File No. 333-133674 AFIS,

File No. 333-133699 Group America Plus,

•	MLIC Paragon Separate Account B (SEC File No. 811-07534)

File No. 333-133671 Deutsche (DWS) C, Multi Manager C, Met Flex GVUL C, Morgan Stanley product, Putnam product, MFS product and Multi Manager III (Aon),

File No. 333-133675 Deutsche (DWS) D, Multi Manager D, Met Flex GVUL D and Multi Manager II,

•	MLIC Paragon Separate Account C (SEC File No. 811-07982)

File No. 333-133673 Fidelity C,

File No. 333-133678 Fidelity D,

•	MLIC Paragon Separate Account D (SEC File No. 811-08385)

File No. 333-133672 Individual Variable Life,

File No. 333-133698 Joint and Last Survivor Variable Life,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 18 day of March, 2020.

/s/ Michael Sakoulas
Michael Sakoulas

METROPOLITAN TOWER LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Michael Zarcone

Director

KNOW ALL MEN BY THESE PRESENTS, that I, Michael Zarcone, Director of Metropolitan Tower Life Insurance Company, a Nebraska company, do hereby constitute and appoint Heather Harker, Robin Wagner and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6 and S-6, as the case may be (the “Registration Statements”) and any and all amendments thereto filed by Metropolitan Tower Life Insurance Company under the Securities Act of 1933 and the Investment Company Act of 1940 pertaining to:

•	General American Separate Account Two (SEC File No. 811-02162)

File No. 333-224515 Individual Variable Annuity,

•	General American Separate Account Eleven (SEC File No. 811-04901)

File No. 333-224524 Flexible Premium VUL 95,

File No. 333-224525 Variable General Select Plus and Russell Select VUL,

File No. 333-224526 Flexible Premium VUL100,

File No. 333-224527 Flexible Premium VUL 98/00,

File No. 333-524528 Joint and Last Survivor VUL 98,

File No. 333-224529 Executive Benefit,

File No. 333-224513 American Vision Series VUL 2002,

File No. 333-224512 Destiny,

•	General American Separate Account Twenty-Eight (SEC File No. 811-07248)

File No. 333-224517 Variable Annuity,

•	General American Separate Account Twenty-Nine (SEC File No. 811-07252)

File No. 333-224519 Variable Annuity,

•	Metropolitan Tower Separate Account One (SEC File No. 811-03617)

File No. 002-80749 Scheduled Premium Variable Life

•	Metropolitan Tower Separate Account Two (SEC File No. 811-04189)

File No. 033-12302 Single Premium Multifunded Life

File No. 002-95019 Flexible Premium Multifunded Life

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

And Furthermore,

I, Michael Zarcone, do hereby constitute and appoint Heather Harker, Robin Wagner and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the post-effective amendments to existing registration statements to be filed on Forms N-4, N-6 and S-6, as the case may be (the “Amendments”), by Metropolitan Tower Life Insurance Company as “Guarantor,” with such Amendments being filed by Metropolitan Life Insurance Company or a prior affiliate of Metropolitan Tower Life Insurance Company and Metropolitan Life Insurance Company, Brighthouse Life Insurance Company of NY, under the Securities Act of 1933 and the Investment Company Act of 1940 (as applicable), and any of all amendments thereto as the guarantor of certain insurance contracts registered on the following existing registration statements:

•	Brighthouse Variable Annuity Account B

File No. 033-74174 First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B,

File No. 333-96777 Class XC,

File No. 333-96785 Class L and Class L – 4 Year,

•	Paragon Separate Account A (SEC File No. 811-05382)

File No. 333-133674 AFIS,

File No. 333-133699 Group America Plus,

•	MLIC Paragon Separate Account B (SEC File No. 811-07534)

File No. 333-133671 Deutsche (DWS) C, Multi Manager C, Met Flex GVUL C, Morgan Stanley product, Putnam product, MFS product and Multi Manager III (Aon),

File No. 333-133675 Deutsche (DWS) D, Multi Manager D, Met Flex GVUL D and Multi Manager II,

•	MLIC Paragon Separate Account C (SEC File No. 811-07982)

File No. 333-133673 Fidelity C,

File No. 333-133678 Fidelity D,

•	MLIC Paragon Separate Account D (SEC File No. 811-08385)

File No. 333-133672 Individual Variable Life,

File No. 333-133698 Joint and Last Survivor Variable Life,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 30 day of March, 2020.

/s/ Michael Zarcone
Michael Zarcone

METROPOLITAN TOWER LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Steven Caldwell

Director

KNOW ALL MEN BY THESE PRESENTS, that I, Steven Caldwell, Director of Metropolitan Tower Life Insurance Company, a Nebraska company, do hereby constitute and appoint Heather Harker, Robin Wagner and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6 and S-6, as the case may be (the “Registration Statements”) and any and all amendments thereto filed by Metropolitan Tower Life Insurance Company under the Securities Act of 1933 and the Investment Company Act of 1940 pertaining to:

•	General American Separate Account Two (SEC File No. 811-02162)

File No. 333-224515 Individual Variable Annuity,

•	General American Separate Account Eleven (SEC File No. 811-04901)

File No. 333-224524 Flexible Premium VUL 95,

File No. 333-224525 Variable General Select Plus and Russell Select VUL,

File No. 333-224526 Flexible Premium VUL100,

File No. 333-224527 Flexible Premium VUL 98/00,

File No. 333-524528 Joint and Last Survivor VUL 98,

File No. 333-224529 Executive Benefit,

File No. 333-224513 American Vision Series VUL 2002,

File No. 333-224512 Destiny,

•	General American Separate Account Twenty-Eight (SEC File No. 811-07248)

File No. 333-224517 Variable Annuity,

•	General American Separate Account Twenty-Nine (SEC File No. 811-07252)

File No. 333-224519 Variable Annuity,

•	Metropolitan Tower Separate Account One (SEC File No. 811-03617)

File No. 002-80749 Scheduled Premium Variable Life

•	Metropolitan Tower Separate Account Two (SEC File No. 811-04189)

File No. 033-12302 Single Premium Multifunded Life

File No. 002-95019 Flexible Premium Multifunded Life

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

And Furthermore,

I, Steven Caldwell, do hereby constitute and appoint Heather Harker, Robin Wagner and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the post-effective amendments to existing registration statements to be filed on Forms N-4, N-6 and S-6, as the case may be (the “Amendments”), by Metropolitan Tower Life Insurance Company as “Guarantor,” with such Amendments being filed by Metropolitan Life Insurance Company or a prior affiliate of Metropolitan Tower Life Insurance Company and Metropolitan Life Insurance Company, Brighthouse Life Insurance Company of NY, under the Securities Act of 1933 and the Investment Company Act of 1940 (as applicable), and any of all amendments thereto as the guarantor of certain insurance contracts registered on the following existing registration statements:

•	Brighthouse Variable Annuity Account B

File No. 033-74174 First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B,

File No. 333-96777 Class XC,

File No. 333-96785 Class L and Class L – 4 Year,

•	Paragon Separate Account A (SEC File No. 811-05382)

File No. 333-133674 AFIS,

File No. 333-133699 Group America Plus,

•	MLIC Paragon Separate Account B (SEC File No. 811-07534)

File No. 333-133671 Deutsche (DWS) C, Multi Manager C, Met Flex GVUL C, Morgan Stanley product, Putnam product, MFS product and Multi Manager III (Aon),

File No. 333-133675 Deutsche (DWS) D, Multi Manager D, Met Flex GVUL D and Multi Manager II,

•	MLIC Paragon Separate Account C (SEC File No. 811-07982)

File No. 333-133673 Fidelity C,

File No. 333-133678 Fidelity D,

•	MLIC Paragon Separate Account D (SEC File No. 811-08385)

File No. 333-133672 Individual Variable Life,

File No. 333-133698 Joint and Last Survivor Variable Life,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 3 day of April, 2020.

/s/ Steven Caldwell
Steven Caldwell

METROPOLITAN TOWER LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Tamara Schock

Executive Vice President and Chief Accounting Officer

KNOW ALL MEN BY THESE PRESENTS, that I, Tamara Schock, Executive Vice President and Chief Accounting Officer of Metropolitan Tower Life Insurance Company, a Nebraska company, do hereby constitute and appoint Heather Harker, Robin Wagner and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6 and S-6, as the case may be (the “Registration Statements”) and any and all amendments thereto filed by Metropolitan Tower Life Insurance Company under the Securities Act of 1933 and the Investment Company Act of 1940 pertaining to:

•	General American Separate Account Two (SEC File No. 811-02162)

File No. 333-224515 Individual Variable Annuity,

•	General American Separate Account Eleven (SEC File No. 811-04901)

File No. 333-224524 Flexible Premium VUL 95,

File No. 333-224525 Variable General Select Plus and Russell Select VUL,

File No. 333-224526 Flexible Premium VUL100,

File No. 333-224527 Flexible Premium VUL 98/00,

File No. 333-524528 Joint and Last Survivor VUL 98,

File No. 333-224529 Executive Benefit,

File No. 333-224513 American Vision Series VUL 2002,

File No. 333-224512 Destiny,

•	General American Separate Account Twenty-Eight (SEC File No. 811-07248)

File No. 333-224517 Variable Annuity,

•	General American Separate Account Twenty-Nine (SEC File No. 811-07252)

File No. 333-224519 Variable Annuity,

•	Metropolitan Tower Separate Account One (SEC File No. 811-03617)

File No. 002-80749 Scheduled Premium Variable Life

•	Metropolitan Tower Separate Account Two (SEC File No. 811-04189)

File No. 033-12302 Single Premium Multifunded Life

File No. 002-95019 Flexible Premium Multifunded Life

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

And Furthermore,

I, Tamara Schock, do hereby constitute and appoint Heather Harker, Robin Wagner and Lawrence Wolff, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the post-effective amendments to existing registration statements to be filed on Forms N-4, N-6 and S-6, as the case may be (the “Amendments”), by Metropolitan Tower Life Insurance Company as “Guarantor,” with such Amendments being filed by Metropolitan Life Insurance Company or a prior affiliate of Metropolitan Tower Life Insurance Company and Metropolitan Life Insurance Company, Brighthouse Life Insurance Company of NY, under the Securities Act of 1933 and the Investment Company Act of 1940 (as applicable), and any of all amendments thereto as the guarantor of certain insurance contracts registered on the following existing registration statements:

•	Brighthouse Variable Annuity Account B

File No. 033-74174 First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B,

File No. 333-96777 Class XC,

File No. 333-96785 Class L and Class L – 4 Year,

•	Paragon Separate Account A (SEC File No. 811-05382)

File No. 333-133674 AFIS,

File No. 333-133699 Group America Plus,

•	MLIC Paragon Separate Account B (SEC File No. 811-07534)

File No. 333-133671 Deutsche (DWS) C, Multi Manager C, Met Flex GVUL C, Morgan Stanley product, Putnam product, MFS product and Multi Manager III (Aon),

File No. 333-133675 Deutsche (DWS) D, Multi Manager D, Met Flex GVUL D and Multi Manager II,

•	MLIC Paragon Separate Account C (SEC File No. 811-07982)

File No. 333-133673 Fidelity C,

File No. 333-133678 Fidelity D,

•	MLIC Paragon Separate Account D (SEC File No. 811-08385)

File No. 333-133672 Individual Variable Life,

File No. 333-133698 Joint and Last Survivor Variable Life,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 17 day of March, 2020.

/s/ Tamara Schock
Tamara Schock